EMPOWER FUNDS, INC.

Empower Core Strategies: Flexible Bond Fund Institutional Class Ticker: MXEDX Investor Class Ticker: MXEWX	Empower Core Strategies: International Equity Fund Institutional Class Ticker: MXECX Investor Class Ticker: MXEVX
Empower Core Strategies: Inflation-Protected Securities Fund Institutional Class Ticker: MXEGX Investor Class Ticker: MXEYX	Empower Core Strategies: U.S. Equity Fund Institutional Class Ticker: MXEBX Investor Class Ticker: MXETX
(the “Fund(s)”)
Supplement dated December 1, 2022 to the Prospectuses and Statement of Additional Information (“SAI”) for the Funds, each dated August 26, 2022, as supplemented
The Board of Directors of Empower Funds, Inc. recently approved a change to the Funds’ fiscal year end from April 30 to December 31, beginning December 31, 2022.
This Supplement must be accompanied by or read in conjunction with the current Prospectuses and SAI for the Funds, each dated August 26, 2022, as supplemented.
Please keep this Supplement for future reference.